Please Attach This to Your Lease

         For and in consideration of the sum of One (1) Dollar and other good and valuable consideration, We

                              THE LANDE GROUP, INC.

         hereby assign, transfer and set over the lease dated December 23, 1996 for the space consisting of the entire nineteenth (19th) floor in the building known as No. 460 West 34th Street, New York, NY 10001 in the Borough of Manhattan, City of New York, NY in

                            AlphaNet SOLUTIONS, INC.

         from August 1, 1997, together with security in the amount of $43,333.33 and under the following condition:

         The Lande Group, Inc., must be up-to-date with base rent and all other charges.

         In Witness Whereof, we have hereunder set our hands and seals this 12th day of August, 1997

Witness:                                             THE LANDE GROUP, INC.

                                                     By:________________________
                                                        Stewart Lande, President

         In order to induce the Landlord to consent to the foregoing assignment, we hereby agree to remain liable to the Landlord for the prompt performance of all the covenants and conditions of the lease aforesaid.

         In Witness Whereof, we have hereunto set our hands and seals this 12th day of August, 1997

Witness:                                             THE LANDE GROUP, INC.

                                                     By:________________________
                                                        Stewart Lande, President

         We,

                            AlphaNet SOLUTIONS, INC.

         hereby assume and agree to carry out the terms and conditions in the above lease mentioned by the tenant to be performed from August 1st, 1997 to April 30, 2008.

         In Witness Whereof, we have hereunto set our hands and seals this 12th day of August, 1997

Witness:                                             ALPHANET SOLUTIONS, INC.

                                                     By:________________________
                                                        STAN GANG, President

         The landlord hereby consents to the above assignment on condition, however, that the said consent shall not be deemed a waiver of any rights said Landlord may have against the Tenant or assignee of said lease, and shall not be deemed a waiver of the requirements of the Landlord's written consent to any other or future assignment or subletting of the lease, on said premises, or any interest therein or part thereof.

                                                 ACCEPTED AND AGREED:
                                                 460 WEST 34TH STREET ASSOCIATES

                                                 By:____________________________

    ------------------------------------------------------------------------

                          STANDARD FORM OF OFFICE LEASE

    ------------------------------------------------------------------------

         AGREEMENT OF LEASE

         dated as of this 23rd day of December 1996, between 460 WEST 34TH STREET ASSOCIATES, having an office c/o KAUFMAN MANAGEMENT COMPANY, 450 Seventh Avenue, New York, New York, party of the first part, hereinafter referred to as OWNER and/or LANDLORD, and THE LANDE GROUP, a New York corporation, having an office at 120 West 44th Street, New York, New York, party of the second part, hereinafter referred to as TENANT.

         WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire rentable area on the nineteenth (19th) floor (the "demised premises" or Demised Premises") in the building known as 460 West 34th Street, New York, New York, in the Borough of Manhattan, City of New York, for the term of eleven (11) years and for four (4) months (or until such term shall sooner cease and expire) to commence on January 1, 1997 and to end on April 30, 2008 and at annual rental rates as provided in Article 37 hereof, which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof.

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:             1. Tenant shall pay the rent as above and as hereinafter
                     provided.

Occupancy:        2.  Tenant shall use and occupy the Demised Premises for
                      offices and warehouse purposes and for no other purpose
                     (see Article 43).

Tenant Alterations:

         3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article. Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the explanation of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs

         4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of Inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

         5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

         6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates than applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:

         7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property - Loss, Damage, Reimbursement, Indemnity:

         8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.

                  If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened, or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any convenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reasons of any such claim, Tenant, upon written notice from Owner, will at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

         9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thence forth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only of both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions herof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

         10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment, Mortgage, Etc.:

         11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of owner to any further assignment or underletting.

Electric Current*:

         12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. (See Article 44 and Elec. Rider)

Access to Premises:

         13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same consisting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

         14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied
-------------------------
* Rider to be added if necessary.

under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

         15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

         16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

         17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereafter provided.

         (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice..

Remedies of Owner and Waiver of Redemption:

         18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, inputting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the convenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

         19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to

Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

         20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

         21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possesion of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

         22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

         23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

         24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant, or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

         25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

         26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to Perform:

         27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

         28. Except as otherwise in this lease provided, a bill, statement, notice or communication which owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners

         29. As long as Tenant is not in default under any of the covenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; said premises are to be kept clean by Tenant, at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER* to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevators service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

         30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

         31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as astore or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop,
-------------------
* Rider to be added if necessary.

or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation - Shoring:

         32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations

         33. Tenant and Tenant's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenees.

Security:*

         34. Tenant has deposited with Owner the sum of $43,333.33 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance:

Estoppel Certificate

         35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

         36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

                SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF.

----------------------
* Space to be filled in or deleted.

         In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                                 LANDLORD:                                            CORP.
                                                 460 WEST 34TH STREET ASSOCIATES                      SEAL

Witness for Owner:

/s/........................................      By:/s/.........................................      [L.S.]
                                                 TENANT:                                              CORP.
                                                 THE LANDE GROUP, INC.                                SEAL
Witness for Tenant:

/s/........................................      By:/s/.........................................      [L.S.]


                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,                  ss.:
County of

         On this day of , 19 , before me personaly came to me known, who being by me duly sworn, did depose and say that he resides in that he is the of the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the sale affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

   ..........................................................................

INDIVIDUAL OWNER
STATE OF NEW YORK,                  ss.:
County of

         On this          day of                     , 19    , before me
         personally came                , to me known and known to me to
         be the individual described in and who, as OWNER; executed the ] foregoing instrument and acknowledged to me that he executed the same.

   ..........................................................................

CORPORATE TENANT
STATE OF NEW YORK,                  ss.:
County of

         On     this day of      , 19  , before me personaly came to me known,
                who being by me duly sworn, did depose and say that he resides in that he is the of the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the sale affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

   ..........................................................................

INDIVIDUAL TENANT
STATE OF NEW YORK,                  ss.:
County of

         On this          day of                     , 19    , before me
         personally came                , to me known and known to me to be the
         individual described in and who, as TENANT; executed the foregoing instrument and acknowledged to me that he executed the same.

   ..........................................................................

                                 RIDER TO LEASE
                                     BETWEEN
                         460 WEST 34TH STREET ASSOCIATES
                             ("Owner" or "Landlord")
                                       AND
                              THE LANDE GROUP, INC.
                                   ("Tenant")

37. Tenant shall pay to Landlord basic rent as follows ("Basic Rent" or "basic rent," whether capitalized or not).

Lease Year 1                                                $200,000 per annum
Lease Year 2                                                $205,000 per annum
Lease Year 3                                                $210,000 per annum
Lease Year 4                                                $240,000 per annum
Lease Year 5                                                $250,000 per annum
Lease Year 6                                                $260,000 per annum
Lease Year 7                                                $280,000 per annum
Lease Year 8                                                $290,000 per annum
Lease Year 9                                                $295,000 per annum
Lease Year 10                                               $315,000 per annum

         Basic rent shall be payable in equal monthly installments, in advance, on the first day of each month during the term of this lease, without set-off, counterclaim or deduction whatsoever, except that Tenant shall pay the first monthly installment upon the execution hereof.

         "Lease Year" shall mean the twelve (12) month period commencing on the Rent Commencement Date (hereinafter defined) and each successive twelve (12) month period thereafter occurring during the term of this lease.

         "Commencement Date" shall, irrespective of the status of completion of Landlord's Work (hereinafter defined), mean January 1, 1997, and the Expiration Date shall mean April 30, 2008.

         The term "Rent Commencement Date" shall mean May 1, 1998.

         Notwithstanding anything to the contrary contained in this Article 37, Tenant's obligation to pay Basic Rent shall be abated (irrespective of the status of completion of Landlord's Work) for the sixteen (16) month period commencing January 1, 1997 and ending April 30, 1998, and Basic Annual Rent payments for Lease Year 1 shall commence as of the Rent Commencement Date, i.e. May 1, 1998.

38. In order to reflect presently unascertainable increases in expenses of Landlord in connection with the ownership, operation and/or maintenance of the land or Building of which the Demised Premises forms a part, Tenant agrees that the basic rent shall be increased annually in accordance with the following escalations:

         A. If the Real Estate taxes levied on the land and the improvements thereon (known as Tax Lot 1, Block 731) of which the Demised Premises are a part shall, for any year after fiscal tax year 1996/1997 be in excess of the Real Estate Taxes levied against the said property for the fiscal year 1996/1997 (hereinafter defined the "base tax year") for the Tenant shall pay to Landlord as additional rent an amount equal to 4.3% (the "Tenant's Share") of such excess, if any. Tenant's Share has been computed, without representation, by dividing the rentable area of the Demised Premises by the rentable area of the Building. The submission of a photocopy of the original tax bill of the Landlord shall be deemed conclusive evidence of the amount of the taxes payable by Landlord for each year and shall be the basis for the computation of Tenant's Share. Tenant's Share of such tax increases shall be payable by Tenant within ten (10) days after rendition of a statement setting forth the tax payment due. Presently, the tax payment collection practice adopted by Landlord for substantially all Building tenants is a one time annual tax payment.

                  The term Real Estate Taxes shall mean all the taxes and assessments, special or otherwise, levied, assessed or imposed by the federal, state or local governments or district management associations (pursuant to Article l9A of the General Municipal Law or any successor statute) against or upon the building and improvements of which the Demised Premises form a part or the land upon which it is erected. If due to a future change in the method of taxation, any franchise, income, profit or other tax, or other payment, shall be levied in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit, or other tax or payment, shall be deemed to be a Real Estate Tax for purposes hereof. All assessments and charges levied under Article 19-A of the General Municipal Law shall be deemed to be Real Estate Taxes for the purposes of this Lease.

                  If Landlord receives any refund of Real Estate Taxes for any fiscal year in which Tenant has made a payment pursuant to this Article 38, Landlord shall pay Tenant, Tenant's Share, i.e. 4.3%, less Tenant's Share (4.3%) of the expenses incurred in connection therewith. .

         B. If subsequent to December 31, 1997 the Wage Rate (as hereinafter defined) shall exceed the Basic Wage Rate (as hereinafter defined) Tenant shall pay Landlord, as additional rent an amount (the "Expense Escalation") equal to the product obtained by multiplying the Multiplication Factor (as hereinafter defined) by 100% times each (1(cent)) that such Wage Rate is over the Basic Wage Rate. Landlord shall notify Tenant whether or not any Expense Escalation is due, and if so, the amount thereof and furnish Tenant with reasonable documentation showing how such Expense Escalation was calculated. Failure by Landlord to notify Tenant of any Escalation Expense shall not be deemed a waiver thereof. Tenant agrees to pay such Expense Escalation. Such Expense Escalation shall commence as of the effective date of such increase in Wage Rate and shall be paid monthly by Tenant to Landlord reflecting one-twelfth (1/12) of the annual amount of such adjustment, and such escalation shall be effective until a new escalation becomes effective pursuant to the terms of this paragraph. Any such escalation for less than a year or for less than a month shall be prorated.

                  "Wage Rate" shall mean the minimum regular hourly wage rate (exclusive of all "fringe benefits") of porters engaged in the general maintenance and operation of the building or an office building in the same category as the building pursuant to a collective bargaining agreement between the Realty Advisory Board on Labor Relations, Inc., (or any successor thereto) and Local 32B of the Building Employees International Union AFL-CIO (or any successor thereto). If any such agreement is not entered into then the Wage Rate shall mean the rate of wages paid to such employees (either by Landlord or by the contractor furnishing such services) in said building.

                  "Basic Wage Rate" shall mean the Wage Rate in effect on January 1997.

                  "Multiplication Factor" shall mean 20,000.

                  Amounts payable under this Article 38 shall be deemed additional rent and shall be due and payable, without any set-off deduction. The obligation of Tenant with respect to such additional rent is applicable throughout the term of this Lease and any accrued amount on expiration of the term shall survive such expiration.

39. A. In accordance with both a preliminary plan which Tenant hereby approves, and a copy of which is annexed hereto and made a part hereof as Exhibit A, and a mechanical plan to be approved by Tenant and also annexed to the Lease (said preliminary plan and the mechanical plan are herein collectively called the "Plans"), Landlord will make and complete in and to the Demised Premises the work and installations (hereinafter called "Landlord's Work") specified in the Plans. Landlord and Tenant may by notations on the Plans or by Side Letter Agreement, make mutually agreed upon minor modifications to the Plans that do not increase the scope or aggregate cost of Landlord's Work.

         B. Except as provided in this Article, Landlord shall not be required to spend any money or to do any work to prepare the Demised Premises for Tenant's occupancy. The specification of Landlord's Work represents the limit of Landlord's responsibilities in connection with the preparation of the Demised Premises and except as so provided, Tenant shall take the Demised Premises "as-is". Any other improvements, alterations or additions shall be performed by Tenant, but subject to all of the terms, conditions and covenants of this Lease.

         C. Landlord agrees, subject to "Force Majeure Delays", to commence Landlord's Work immediately after execution of this lease and to utilize its best efforts to substantially complete Landlord's Work in the warehouse portion of the Demised Premises during or prior to the end of January 1997, and in the balance of the Demised Premises (i.e., the office space portion thereof) by no later than April 1, 1997.

                  The term "Force Majeure Delays" as used in this Paragraph shall mean any period of delay which arises from or through Acts of God; strikes, lockouts or labor difficulty; explosion, sabotage, accident, riot or civil commotion; acts of war; fire or other casualty; legal requirements; delays caused by Tenant; and other cases (not including the lack of money) beyond the reasonable control of Landlord. Any delays caused by Landlord shall not be deemed a "Force Majeure Delay" and any such Landlord delay shall accelerate the respective outside dates specified above.

         D. "Substantially completed" and "substantial completion" shall mean the date when Landlord's Work then remaining to be done, if any, consists of minor "punchlist items" and shall have reached that stage of completion such that Tenant could either use or occupy the Demised Premises or Tenant could then proceed to performance of any of Tenant's initial installations without substantial interference.

         E. All work performed by Landlord, shall, upon installation, become Landlord's property and shall be surrendered at the expiration or sooner termination of the term of this Lease, in good condition, reasonable wear and tear excepted.

         F. Tenant specifically acknowledges and agrees that the cost of Landlord's Work will increase and there will be delay in completion of Landlord's Work by reason of (collectively, "Tenant Delay") (i) Tenant's failure or unreasonable delay to consult with Landlord to enable Landlord to prepare plans or specifications; (ii) unreasonable delay or failure by Tenant in supplying information, approving estimates or giving authorizations; (iii) Tenant's making changes or additions in the plans or specifications or materials originally approved; (iv) interference by Tenant or Tenant's contractors with the performance of Landlord's Work; (v) delay or failure of any special or additional new materials selected by Tenant. Accordingly, for each day of Tenant Delay (i.e., not any delay constituting a Landlord delay as aforesaid), the Rent Commencement Date shall be accelerated by one (1) day.

40. A. Tenant shall not do, and shall not permit persons under Tenant's control to do any act or thing in or upon the Demised Premises or the building which will violate any laws and ordinances Tenant shall comply with all laws and ordinances which impose any violation, order or duty upon Landlord or Tenant arising from, in, or in connection with, the Tenant's occupancy, use or manner of use thereof or any alterations made by or at the request of tenant therein, or required by reason of a breach of any such Tenant's covenants or agreement hereunder, whether or not such laws and ordinances shall be presently in effect or hereafter enacted or issued, and whether or not any work required shall be ordinary or extraordinary or foreseen or unforeseen at this time.

         B. If Tenant receives written notice of any violation of any laws or ordinances applicable to the Demised Premises, Tenant shall give prompt notice thereof to Landlord.

         C. Tenant shall not be obligated to comply with any laws or ordinances requiring any structural alteration of the Demised Premises, unless such alteration is required by reason of the Tenant's manner of use of the Demised Premises.

         D. Tenant shall not violate any federal, state or local law, ordinance or regulation relating to any "hazardous substance" or "toxic substance" (as hereinafter defined), brought or used by Tenant, Tenant's employees, invitees or agents within the building or the Demised

Premises. Tenant agrees to indemnify, defend and hold Landlord and its employees and agents harmless from any claims, judgments, damages, penalties, fines, costs, liabilities and losses, including attorney fees, which arise as result of any such violation during or after the term of this Lease. The term "hazardous substances" or "toxic substances", shall include those covered by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and those substances defined as "hazardous wastes" or "hazardous materials" in the laws of the State of New York.

41. Each party represents and warrants to the other that it has dealt with no broker other than Daniel Idan (the "Broker") in connection with the negotiation of this Lease. Each party agrees to indemnify and hold the other harmless from any and all claims of brokers (other than Broker) and expenses in connection therewith arising out of or in connection with the entering into of this lease by Landlord and Tenant. Landlord shall pay the Broker pursuant to separate agreement.

42. A. Notwithstanding anything to the contrary contained in this Lease, Tenant may, upon 30 days prior written notice to Landlord and without obtaining the consent of Landlord or triggering Landlord's recapture option pursuant to paragraphs C and D of this Article 42, assign or transfer its entire interest in this Lease to a successor of Tenant (as hereinafter defined), provided that Tenant shall not be in default beyond any applicable grace or cure period in the performance of any of its obligations under this Lease. A "successor", as used herein shall mean (a) a corporation or other business entity into which Tenant, its corporate or partnership successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, or in accordance with an amendment or restatement of the existing partnership or joint venture agreement of Tenant, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation the liabilities of the corporations or other business entities participating in such merger or consolidation, amendment or restatement are assumed by the corporation of other business entities surviving such merger or consolidation or (b) a corporation or other business entity which purchases all or substantially all of the capital stock of Tenant or purchases all or substantially all of the assets of Tenant, its corporate or partnership successors and assigns, or (c) any corporate or partnership successor to a successor corporation or partnership becoming such by either of the methods described in subdivisions (a) and (b) above; provided that immediately after giving effect to any such merger or consolidation, or such acquisition, and assumption, as the case may be, the corporation or other business entity surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have a net worth, as determined in accordance with generally accepted accounting principles, at least equal to the net worth, similarly determined, of Tenant prior to such merger, consolidation, acquisition or assumption. Upon the delivery to Landlord by any successor corporation or business entity to whom this Lease may be and is assigned or transferred pursuant to the provisions of this Section, of the current balance sheet of such successor corporation, certified by its chief financial officer, together with the agreement of such corporation or business entity to assume all the terms of this Lease to be performed by Tenant, and all obligations arising under this Lease (whether prior to or after such transfer or assignment), and to be bound thereby, Tenant shall thereafter be released from any obligations arising under this Lease.

         B. Subject to subparagraph D below, the Tenant may, from time to time during the term of this lease, sublet a portion of the Demised Premises (not to exceed 50% of the rentable area thereof) subject to the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, on the basis of the following terms and conditions:

                  (1) The Tenant shall provide to the Landlord the name and address of the sublessee.

                  (2) The sublessee shall enter into a sublease, by written instrument, a copy of such sublease agreement shall be furnished to the Landlord within ten (10) days of its execution but at least ten (10) business days before the effectiveness thereof.

                  (3) There shall be no more than one subtenant of the Demised Premises at any one time during the term of this Lease; and

                  (4) In any event, the acceptance by the Landlord of any rent from the subtenant or the failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Tenant herein nor any assignee assuming this Lease, from any and all of the obligations herein, during and for the entire term of this Lease.

         C. Subject to subparagraph D below, commencing 12 months after the Commencement Date, and at any time thereafter, Landlord shall not unreasonably withhold its consent to an assignment of this Lease or a subletting of all of the Demised Premises to a single subtenant (or a portion of the Demised Premises not to exceed 50% of the rentable area thereof) provided that prior to such assignment or subletting Tenant shall submit to Landlord in writing (1) a notice of Tenant's intention to assign or sublet and the name of the proposed assignee or subtenant; (2) the essential terms and conditions of the proposed assignment or subletting; (3) the reputation and business experience of the principals of the proposed assignee or subtenant and any other information reasonably requested by Landlord; (4) a financial statement of the proposed assignee or subtenant, certified by a principals of the assignee or subtenant or certified public accountant as of a date not more that six months prior thereto; and (5) an agreement by Tenant to indemnify, defend and hold Landlord harmless against any claim or liability for real estate brokerage commission payable with respect to any sublease or assignment by Tenant.

         In determining reasonableness, Landlord may take into consideration all relevant factors surrounding the proposed assignment or sublease, including, without limitation, the financial stability, reputation and business experience of the proposed assignee or subtenant.

         Tenant shall deliver to Landlord a duly executed original of the assignment or sublease within 10 days after execution but at least 7 business days before the effectiveness thereof.

         D. In case of a proposed assignment of this Lease (other than pursuant to subparagraph A above) or a proposed sublet exceeding 25% of the area of the Demised Premises, Landlord shall have the option, to be exercised within 30 days from submission of the request for consent to such assignment or sublet (which request shall contain the essential terms and conditions of the assignment or sublease and shall include a copy of all agreements, if any, relating to the sublease or assignment) to recapture the within Lease if an assignment or the space to be sublet if a sublet so that such prospective subtenant or assignee may then become the sole tenant of Landlord hereunder with respect to the space to be subleased or assigned and the Tenant shall be fully released from any and all obligations hereunder with respect to such space to be recaptured, provided, however, that Landlord shall be responsible for the payment of any brokerage in connection with such assignment or sublet.

43. Supplementing Article 2 hereof, Tenant shall use the Demised Premises for offices and warehouse use only, provided, however, that in no event shall the warehouse portion thereof and Tenant's use of said warehouse area ever exceed 5,000 gross square feet.

44. The rate specified by Landlord as the base rate for the attached electric rider is building service classification no. 4 ("SC No. 4"), together with an overhead/administrative charge of 10% to cover Landlord's overhead and administrative expenses.

45. In case of a conflict between the rider and the printed form, the rider shall govern.

46. The submetering company referred to in the electricity rider to this Lease shall be deemed an agent of Landlord for the purposes of submetering the electric service to the Demised Premises and Landlord guarantees the submetering Company's performance under the electricity rider for so long as the building operates on a submetered basis.

47. Air conditioning shall be furnished to the Demised Premises through the two existing package units and as part of the Work Letter, an additional package unit, which package units shall contain controls so that Tenant may regulate the amount and hours of air conditioning use thereof, subject, however, to payment of all electrical charges consumed in the operation of the packaged units pursuant to the annexed Electrical Rider.

         The package units are designed subject to applicable government regulations, to keep the Demised Premises in reasonable proximity to the following specifications: an inside temperature of 76o when the outside temperature is 95o Fahrenheit dry bulb and interim relative humidity of 50% when the outside relative humidity is 95%.

48.      ADDENDUM TO PRINTED PORTION OF LEASE.

         (1)      reasonably

         (2) provided, however, that nothing contained hereinabove shall require Tenant to utilize union labor;

         (3) On or prior to the Commencement Date, Landlord shall at Landlord's expense, clean the exterior windows of the Demised Premises, provided, however, that any subsequent window cleaning shall be performed by Tenant at Tenant's sole cost and expense.

49.      ADDENDUM TO ARTICLE 34.

         Supplementing the provisions of Article 34 hereof, Landlord shall deposit the security in an interest-bearing account, interest to accrue to the benefit of Tenant, less the 1% administration expense allowed Landlord pursuant to the General Obligations Law of New York.

                                                 LANDLORD:

                                                 460 WEST 34TH STREET ASSOCIATES

                                                 By:____________________________

                                                 TENANT:

                                                 THE LANDE GROUP INC.

                                                 By:____________________________

ELECTRICAL RIDER TO LEASE DATED DECEMBER 23, 1996 BETWEEN THE LANDE GROUP, INC. AS TENANT AND 460 WEST 34TH STREET ASSOCIATES, AS OWNER.

         The Tenant agrees to purchase from Consolidated Electric Meter Co., Inc. (hereinafter referred to as the "Meter Company") and Owner agrees to provide through the Meter Company all electric current consumed, used or to be used in the demised premises. The amount to be paid by the Tenant for current consumed shall be determined by the meter or meters on the premises or to be installed at the expense of the Owner or the Meter Company and billed according to each meter. Bills for current consumed shall be rendered by the Meter Company to the Tenant at such times as the Meter Company may elect, but not more frequently than once a month. The Meter Company shall have the right, in the event of any nonpayment by the Tenant of such bill within ten (10) days after rendition, to discontinue and cut off the use of electric current to the Tenant without releasing the Tenant from any liability under this lease, and without the Landlord or said Meter Company incurring any liability for any damage caused by such discontinuance of service; provided, however, that the Meter Company may not discontinue service to the premises unless it shall give the Tenant ten (10) days prior written notice of its intention to do so and Tenant during such ten
(10) day period shall not have paid all amounts as it may owe to the Meter Company. Tenant agrees to pay for all electric current consumed at the rate specified in Article 44 of the Rider to this lease. Subject to Owner's obligation to supply electrical service pursuant to Article 44 of the Rider to this lease, if in the reasonable opinion of the Meter Company Tenant's electrical consumption exceeds the capacity of the Building, and thereby installation overloads any riser or risers, and/or switch or switches, and/or meter or meters in the building of which the demised premises are a part, the Tenant will at the Tenant's own expense, provide, install and maintain any additional risers or switches, as may be necessary. All meters, if any, that are so installed will be purchased from the Meter Company at commercially reasonable prices and all risers, switches and meters, if any, that are so installed shall be, become and remain the property of the building. Any tax or charge now in effect or hereinafter imposed upon the receipts of the Meter Company from the sale or resale of electrical energy to the Tenant by any Municipal, State or Federal agency, not including, however, taxes on the business of the Meter Company, such as income, franchise, and similar taxes, shall be passed on to the Tenant and included in the bill and paid by the Tenant to the Meter Company.

         In the event the sale of the electric current in the building containing the demised premises is hereafter prohibited by any law hereinafter enacted, or by any order or ruling of the Public Service Commission of the State of New York, or by an judicial decision of any appropriate court, then the Meter Company, by reason of such prohibition and if effectuated pursuant to a building-wide policy, (I.E, not mandated for Tenant only) may, at its option and in its sole and absolute discretion, elect to terminate the practice of submetering in the building containing the demised premises; and upon such election, the Tenant will, upon notice from the Metering Company, apply within ten (10) days thereafter to the appropriate Public Service Corporation servicing the building containing the demised premises for electric service, and comply with all the rules and regulations of such Public Service Corporation, and all costs associated with and pertaining thereto, and the Meter Company shall, upon the commencement of electrical service by such Public Service Corporation, be relieved of any further obligation to furnish electric current to the Tenant pursuant to this rider. The Meter Company may, however, if it so elects pursuant to a building-wide policy (I.E., not mandated for Tenant only), furnish unmetered current to Tenant, and the Tenant shall pay to the Meter Company on the first day of the month next following such furnishing of unmetered current to be pro rated to the first of the month and monthly thereafter during the term of this lease, so long as unmetered electric current is furnished to the Tenant, a sum equal to one-twelfth of the invoices billed to the Tenant for all electric current consumed in the demised premises for the twelve month period directly preceding the month in which the furnishing of unmetered current to the Tenant is commenced by the Meter Company. In the event the Meter Company supplies unmetered electric current to the Tenant, all security already on deposit with the Meter Company from the Tenant to secure payment for current consumed shall be held by the Meter Company to secure payment of Tenant's monthly charge for the supply of unmetered current to the Tenant by the Meter Company. The Meter Company shall have the right, in the event of any non-payment by the Tenant of such bill within ten (10) days after rendition, to discontinue and cut off the use of electric current to the Tenant without further notice without releasing the Tenant from any liability under this lease, and without the Landlord or said Meter Company incurring any liability for any damage caused by such discontinuance of service provided, however, that the Meter Company may not discontinue service to the premises unless it shall give to Tenant ten (10) days prior written notice of its intention to do so and Tenant during same ten (10) day period shall not have paid all amounts as it may owe to the Meter Company. If after the date the Meter Company commences supplying unmetered current to the Tenant, any additional electrically operated equipment is installed in the premises or the hours of usage of the electric installation are increased in the demised premises, then the monthly payment to the Meter Company shall be increased to equal the value of the additional electric current consumed by such newly installed electrically operated equipment and/or increased hours of usage of the electric installation, such increased value to be determined in accordance with Article 44 of the Rider to this lease. If after the date the Meter Company commences supplying unmetered current to the tenant, any electrically operated equipment is removed from the premises, or the hours of usage of the electrical installation are decreased, then the monthly payment to the Meter Company shall be decreased to equal the diminished value of the electrical current then consumed, such decreased value to be determined in accordance with Article 44 of the rider to this Lease. Tenant shall pay the amount of such increase or increases or be entitled to such rebate retroactively to the date of the installation or removal of all electrically operated equipment and/or the increase or decrease in usage by the Tenant. If after the date the Meter Company commences supplying unmetered electric current to the Tenant there is any increase in the utility rate described in Article #45 of the Rider to this lease, such increase or increases shall be charged to and paid by the Tenant so that Tenant's electrical charges are increased by the percentage of increase in such rate. If for any reason the Meter Company terminates the furnishing of unmetered current, as hereinabove described, or in the event permission is granted to the Tenant by the Meter Company for direct service from the utility company, the Tenant may, at no additional charge from Owner, utilize all risers, service wiring, switches, meter equipment and meters in connection with its electrical service. In the event any legislature, order of the Public Service Commission or any judicial or governmental body enacts any law, ruling or regulation to effect the service classification, rate or charge under which the Tenant receives unmetered electric current from the Meter Company, then and in such event Tenant will pay to the Meter Company that rate or charge as set forth by said legislature, order of the Public Service Commission or judicial or governmental body.

Notwithstanding anything hereinabove set forth, the Tenant agrees to pay to the Meter Company for metered or unmetered electric current a minimum charge of $25.00 per month. Anything to the contrary notwithstanding, no current shall be furnished unless all equipment of the Tenant complies with all legal requirements with respect thereto. The Tenant shall make no changes in and/or additions to the wiring in the demised premises, without the written consent of the Owner first had and obtained, which consent shall not be unreasonably withheld or delayed. Rigid conduit only will be allowed by the Owner for exposed work.

         Notwithstanding anything to the contrary set forth above, Tenant shall pay for electricity at a rate based upon Landlord's average cost per kilowatt hour plus average cost per kilowatt applied to the tenant's metered consumption plus ten (10%) percent and all applicable sales taxes thereon.